UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2021

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Current Chief Executive Officer

On November 6, 2021, Richard D. Fain gave notice of his decision to step down, effective on January 3, 2022, from his role as Chief Executive Officer of Royal Caribbean Cruises Ltd. (the “Company”). Mr. Fain will continue to serve as Chair of the Board of Directors of the Company and will be compensated in the same manner as the Company's non-executive directors, except that he will receive an additional annual cash retainer of $225,000 to reflect his role as Chair. From January 3rd through March 31st, 2022, Mr. Fain also will provide transitional services to Mr. Liberty.

Appointment of New Chief Executive Officer

The Board has appointed Jason T. Liberty to the position of President and Chief Executive Officer of the Company, effective January 3, 2022, and member of the Board, effective November 7, 2021. Mr. Liberty, age 46, currently serves as Executive Vice President and Chief Financial Officer of the Company, and he will continue to serve in this capacity until January 2, 2022. Mr. Liberty has been employed with the Company since 2005.

As President and Chief Executive Officer, Mr. Liberty will receive a base salary of $1,200,000, a target annual incentive of 200% of his base salary, and target annual long term equity incentive awards with a grant value of $7,000,000.

Appointment of New Chief Financial Officer

The Board has appointed Naftali Holtz to the position of Chief Financial Officer of the Company, effective January 3, 2022. Mr. Holtz, age 44, currently serves as Senior Vice President, Finance, and he will continue to serve in this capacity until January 2, 2022. Mr. Holtz has been employed with the Company since 2019.

As Chief Financial Officer, Mr. Holtz will receive a base salary of $675,000, a target annual incentive of 100% of his base salary, and target annual long term equity incentive awards with a grant value of $1,400,000.

Item 7.01   Regulation FD Disclosure.

On November 9, 2021, the Company issued a press release regarding the above described management changes, a copy of which is furnished herewith as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press release dated November 9, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	November 9, 2021	By:	/s/ R. Alexander Lake
		Name:	R. Alexander Lake
Senior Vice President, Chief Legal Officer & Secretary